The Sheffield Funds, Inc.

Annual Report

October 31, 1999

Sheffield Total Return Fund

Sheffield Intermediate Term Bond Fund

Investment Advisor

Fund Administrator

Shareholder Servicing Agent

Sheffield Investment Management, Inc.

900 Circle 75 Parkway, Suite 750

Atlanta, Georgia 30339-3082

(770) 953-1597

The Sheffield Funds, Inc.

October 31, 1999

Dear Shareholder:

We are pleased to present the Funds' 10th fiscal year end report for your review.

Against a backdrop of rising interest rates throughout the year, the stock market continued to ignore the negative implications arising from increasingly attractive bond yields. The conclusion we draw from this stock market behavior is that investors are looking past the recent interest rate increases, believing instead that rates will decline in the near future. This complacency would presumably change if clear signs of inflation began to emerge. In a financial markets paradox, the stock market indices are signaling that there is no inflation threat, while the bond markets, in contrast, have reacted negatively to the prospect of reemerging inflation and rising interest rates.

During the past twelve months, the stock market indices continued their pattern of dramatic price appreciation. Once again the technology sector was the major engine for growth, pulling the S&P 500 Index to new highs. Following a pattern which has become familiar to investors during the last two years, large-cap, hi-tech companies provided virtually all of the market's gains.

Stocks	% of S&P 500 Gain	P/E
America Online [1,2]	19.2%	231
Cisco [1]	14.5%	89
Microsoft [1]	12.8%	61
Sun Microsystems	9.8%	62
General Electric	8.8%	38
Nortel Networks	6.9%	42
Intel [1]	6.7%	33
	78.7%	79 (avg.)
1 Owned in the Total Return Fund.
2 Purchased during the fiscal year.
Chart 1

The narrow nature of this bull market during the Total Return's fiscal year is clearly illustrated in Chart 1 to the right. The table illustrates that seven stocks provided 78.7% of the S&P 500 Index's total return for the year! If a portfolio did not contain virtually all of these securities, in the same or higher weightings that they comprise in the Index, it was difficult to match or exceed that Index's return for the year. Furthermore, the average P/E of this small group (79 times current 12 months' earnings) was more than 2.5 times the current P/E of the S&P 500 Index.

The disproportionate impact of this small group of companies has led many investment professionals to conclude that the S&P 500 Index return for the fiscal year is not truly representative of the broader stock market's actual results.

TOTAL RETURN FUND

Philosophy

The Total Return Fund is a broadly diversified portfolio invested in securities across all economic sectors, as illustrated in Chart 2 to the right. Within each sector, we attempt to select companies which are experiencing increasing cash flow returns on their invested capital.
	S&P	Sheffield Funds
Basic Materials	2.94%	3.2%
Energy	5.99%	4.5%
Industrial	7.38%	8.2%
Conglomerates	0.14%	4.7%
Consumer Cyclical	13.96%	6.8%
Cons. Non Cyclical	17.00%	20.7%
Technology	25.43%	25.9%
Financial	14.14%	13.7%
Utility	13.02%	12.3%
Chart 2

Furthermore, we seek out those companies experiencing faster earnings growth rates and faster dividend growth rates than the overall stock market. Growth rates alone, however, do not make for a superior investment opportunity, as it is easy to overpay for expected future growth. Our stock valuation model therefore aids us in determining whether the current price of a stock is reasonable relative to its expected future earnings growth rate and other factors.

Top 10 Stock Holdings	% of Fund	Cumulative % of Fund
Cisco Systems, Inc.	5.61%	5.61%
Wal-Mart Stores, Inc.	5.05%	10.66%
SBC Communcations, Inc.	4.36%	15.02%
Microsoft Corp.	4.13%	19.15%
Bell Atlantic Corp.	3.58%	22.73%
Bank of America Corp.	3.48%	26.21%
Honeywell, Inc.	3.19%	29.40%
Reliastar Financial Corp.	2.89%	32.29%
Procter & Gamble Co.	2.84%	35.13%
Merck & Co., Inc.	2.73%	37.86%
Chart 3

Performance

The Fund's philosophy of broad diversification and fairly even weightings among the portfolio's individual holdings has resulted in underperformance relative to the capitalization-weighted S&P 500 Index. The Fund generated a total return of 13.7% vs. 25.8% for the S&P 500 during this past fiscal year. When performance for the Index is measured on an equally-weighted basis for this past fiscal year (meaning each stock is given equal weighting when measuring portfolio performance), the resulting Index gain for the year becomes 16.2%, which is more in line with the Fund's performance.

The Total Return Fund was also hurt by sharp declines in the price of a small number of stocks held in the portfolio at different times during the year. The high price level of today's stock market offers no room for earnings disappointment, no matter how minor that disappointment may be for a given company. For example, a decline in the death rate throughout the year caused the share price of Service Corp. International to decline approximately 55% within a 5-day period. Furthermore, rising interest rates caused declines in a number of financial stocks in our portfolio during the year. Companies including Allstate Insurance, First Union Bank, and Unumprovident (insurance) all experienced significant declines. Finally, energy related stock prices experienced significant declines earlier in the fiscal year.

Economic Analysis

On a per share basis, the Fund earned $0.29 from the receipt of interest and dividends during the past twelve months. These earnings were reduced by the Fund's operating expenses, which totaled $0.25 per share. The balance of $0.04 per share is described as the Fund's net investment income. Net investment income has continued to decline from past years as increases in the stock market have caused dividend yields to fall. Furthermore, during the past few years, many companies have increased purchases of their shares in the open market in lieu of larger dividend payments as a way to increase shareholder value. The Fund had also taken positions in a number of non-dividend paying stocks this past year, although such positions are generally kept at a minimum.

The Fund's total return of 13.71% for its fiscal year was derived from securities appreciation together with dividend and interest income from securities held. This return was created from realized and unrealized gains of $2.06 per share. However, the Fund made a cash distribution from gains realized in its prior fiscal year amounting to $2.07 per share. Thus, the net asset value (NAV) per share did not change even though a positive return was generated.

INTERMEDIATE TERM BOND FUND

Philosophy

Our investment goals for this Fund are twofold. First, we seek to manage a portfolio of investment quality, intermediate-term corporate bonds. Intermediate-term government bonds have demonstrated a history of generating higher total returns with lower volatility over long periods of time than have long-term bonds. Our Fund seeks to participate in this investment phenomena. Second, we seek a modest degree of capital appreciation by investing a small portion of our assets in two other types of investments. The first type is convertible securities including convertible bonds and convertible preferred stocks. Second, we invest a modest portion of the Bond Fund's assets in high-yielding common stocks.

Out of the broad universe of fixed- and variable-rate bonds traded in the marketplace, our Fund focuses primarily on investment-quality corporate bonds (rated BBB and above) which typically mature in from one-to-ten years. We can, and do, buy bonds with maturity dates exceeding ten years as long as the average maturity of our entire bond portfolio does not exceed seven years. By concentrating on intermediate-term bonds rather than longer-term bonds, our Fund's current yield is never as high as it could be, but we avoid the extreme volatility experienced by longer-term bonds when interest rates fluctuate. Our stock holdings are acquired for the purpose of obtaining long-term capital gains coupled with high dividend yields relative to the yield of the overall stock market. Our philosophy anticipates that the capital appreciation we seek from our stock and convertible security holdings will help to offset the operating expenses incurred by the Fund over a three-to-five year period of time.

Performance

During the recently completed fiscal year, bonds of all maturities experienced price declines due to rising interest rates. Intermediate-term government bonds maturing in from three-to-eight years experienced an average rate rise of approximately 1 1/2 percent (150 basis points). The rise in interest rates for longer term bonds (10-30 years) averaged 110-130 basis points. Our bond fund felt the impact of rising rates by experiencing price declines across all bond positions. During the course of the year we reduced the average maturity of the portfolio to 4.5 years from 6.5 years thereby reducing, but not eliminating, the impact of rising interest rates on portfolio performance. The Fund's total return of -.22% for the year compared to a total return of 1.49% for the Lehman Brothers Corporate Intermediate Term Bond Index we use as a market proxy.

Economic Analysis

On a per share basis, the Fund earned $0.54 from the receipt of interest and dividends during the past twelve months. These earnings were reduced by the Fund's operating expenses, which totaled $0.13 per share. The balance of $0.41 per share is described as the Fund's net investment income.

The Fund distributed $0.15 per share in capital gains in fiscal 1999 from its prior year's activities. Realized and unrealized portfolio losses for the year totaled $0.42 per share. The net effect of these activities on the net asset value (NAV) per share was to reduce the NAV by $0.56.

Very truly yours,

Roger A. Sheffield, CFA                                   Caroline L. Scott, CFA

President                                                           Treasurer

Sheffield Total Return Fund
Portfolio of Investments
October 31, 1999
Short-Term Investments (0.3%)	Par	Value
UMB Bank Money Market
(cost - $53,906)	$53,906	$53,906

Common Stocks (97.0%)	Shares
Banking - 7.5%
Bank of America Corp.	10,546	$679,558
Citigroup, Inc.	3,850	208,862
MBNA Corp.	13,000	359,125
State Street Corp.	2,700	205,538
		1,453,083

Beverages - Soft Drink - 1.6%
Coca-Cola Co.	5,280	311,520

Chemicals - Specialty - 3.2%
Avery Dennison Corp.	4,540	283,750
Ecolab, Inc.	9,790	331,024
		614,774

Computer Hardware - 7.9%
Cisco Systems, Inc.*+	14,790	1,094,460
SCI Systems, Inc.*	9,000	444,375
		1,538,835

Computer Software - 6.9%
America Online, Inc.*	1,020	131,962
BMC Software, Inc.*	3,800	243,912
Microsoft Corp.*	8,700	805,294
Unisys Corp.*	7,000	157,938
		1,339,106

Diversified - 4.6%
AlliedSignal, Inc.	8,800	501,050
Textron, Inc.	5,200	401,375
		902,425

Electrical Equipment - 3.2%
Honeywell, Inc.	5,900	622,081

Electronics - Semiconductor - 6.0%
Applied Materials, Inc.*	2,300	206,569
Intel Corp.	6,680	517,282
Linear Technology Corp.	6,516	455,713
		1,179,564

Financial - Misc. - 1.5%
Fannie Mae	4,210	298,121

Common Stocks - continued	Shares	Value
Food Processing - 2.6%
Hershey Foods Corp.	4,710	$237,855
Philip Morris Cos., Inc.	10,500	264,469
		502,324

Household Products - 5.0%
Colgate-Palmolive Co.	7,120	430,760
Procter & Gamble Co.	5,275	553,216
		983,976

Insurance - 4.7%
American International Group, Inc.	3,341	343,914
Reliastar Financial Corp.	13,115	563,125
		907,039

Manufacturing - 2.3%
Illinois Tool Works, Inc.	6,030	442,828

Medical - Pharmaceutical - 9.4%
Abbott Laboratories	11,000	444,125
Johnson & Johnson	3,700	387,575
Merck & Co., Inc.	6,700	533,069
Schering-Plough Corp.	9,300	460,350
		1,825,119

Medical Products - 1.5%
Medtronic, Inc.	8,600	295,625

Office Equipment - 3.8%
Diebold, Inc.	7,590	199,238
Pitney Bowes, Inc.	4,600	209,587
Xerox Corp.	11,880	337,095
		745,920

Oil & Gas - 2.1%
Exxon Corp.	5,650	418,453

Retail - Department Stores - 6.8%
Dollar General Corp.	12,837	338,576
Wal-Mart Stores, Inc.	17,360	984,095
		1,322,671

Telecommunications Equipment - 0.3%
Lucent Technologies, Inc.	1,000	64,250

Transportation - 1.9%
FDX Corp.*	8,480	365,170

Common Stocks - continued	Shares	Value
Utilities - 14.2%
Natural Gas - 2.3%
Williams Cos., Inc.	12,224	$458,400

Telephone - 11.9%
AT&T Corp.	8,250	385,688
Bell Atlantic Corp.	10,760	698,727
MCI Worldcom, Inc.*	4,500	386,156
SBC Communications, Inc.	16,702	849,714
		2,320,285

Total Common Stocks
(cost - $8,738,603)	$18,911,569

Convertible Bonds (2.5%)	Par	Value
Adaptec, Inc. 4.75% Conv. Sub.
Notes 2/1/04	$215,000	$221,988
Dura Pharmaceuticals, Inc. 3.5%
Conv. Sub. Notes 7/15/02	135,000	103,950
National Data Corp. 5.0% Conv.
Sub. Notes 11/1/03	200,000	164,250

Total Convertible Bonds
(cost - $533,039)		$490,188

Total Investments (99.8%)
(cost - $9,325,548)	$19,455,663

Options Outstanding (-0.3%)	Contracts	Value
Options Sold
Cisco Systems, Inc. Call Dec/65	50 ++	($51,250)

Total Options Outstanding
(Premiums received - $32,345)		($51,250)

Other Assets, Less Liabilities (0.5%)		$97,732

Net Assets (100%)	$19,502,145

Net Asset Value Per Share		$16.95

* Non-income producing.

+ Portion of the security is segregated as collateral for options outstanding. Aggregate value of segregated securities - $370,000.

++ One contract is exercisable for 100 shares.

Sheffield Intermediate Term Bond Fund
Portfolio of Investments
October 31, 1999
Short-Term Investments (3.2%)	Par	Value
UMB Bank Money Market
(cost - $403,074)	$403,074	$403,074

Common Stocks (8.7%)	Shares
Auto - 0.8%
General Motors Corp.	1,450	$102,134

Auto/Truck Parts - 0.9%
Goodyear Tire & Rubber Co.	2,635	108,859

Banking - 1.3%
J.P. Morgan & Co.	1,240	162,285

Chemicals - 1.8%
Du Pont (E.I.) De Nemours & Co.	1,049	67,595
Minnesota Mining & Mfg. Co.	1,695	161,131
		228,726

Electrical Equipment - 1.1%
Eastman Kodak Co.	1,950	134,428

Food Processing - 0.5%
Philip Morris Cos., Inc.	2,735	68,888

Manufacturing - Machinery - 1.3%
Caterpillar, Inc.	2,890	159,853

Oil & Gas - 1.0%
Exxon Corp.	1,790	132,572

Total Common Stocks
(cost - $858,551)		$1,097,745

Corporate Bonds and Notes (79.1%) Par		Value
Aerospace - 0.8%
Lockheed Martin Corp. 7.25%
Guaranteed Notes 5/15/06	$100,000	$97,695

Banking - 9.8%
Bank One Corp. 7.25% Sub. Notes
8/1/02	250,000	253,325
BankBoston NA 7.0% Sub. Notes
9/15/07	170,000	165,718
Bankers Trust Corp. 7.375% Sub.
Notes 5/1/08	45,000	44,511
Chase Manhattan Corp. 7.125%
Sub. Notes 2/1/07	115,000	114,555
First Union National Bank/NJ
7.125% Sub. Notes 10/15/06	100,000	98,805

Corporate Bonds and Notes - continued	Par	Value
Banking (cont.)
J.P. Morgan & Co., Inc. 7.625%
Sub. Notes 9/15/04	$250,000	$257,965
MBNA Corp. 6.875% Sr. Notes
6/1/05	250,000	241,858
Wells Fargo & Co. 7.125% Sub.
Notes 8/15/06	70,000	69,821
		1,246,558

Chemicals - Specialty - 2.3%
Praxair, Inc. 6.75% Notes 3/1/03	300,000	297,255

Commercial Services - 1.0%
Browning-Ferris Industries, Inc.
6.375% Sr. Notes 1/15/08	150,000	123,007

Computer Software - 3.9%
Electronic Data Systems Corp.
6.85% Notes 10/15/04	250,000	250,895
First Data Corp. 6.625% Notes
4/1/03	250,000	247,335
		498,230

Computer Systems - 0.8%
International Business Machines
Corp. 6.375% Notes 6/15/00	100,000	100,289

Containers - 1.9%
Crown Cork & Seal Co., Inc.
6.75% Notes 4/15/03	250,000	245,070

Diversified - 2.0%
ITT Corp. 6.75% Notes 11/15/05	150,000	134,171
Service Corp. International
6.875% Notes 10/1/07	150,000	114,205
		248,376

Electronics - 2.2%
Raytheon Co. 6.5% Notes 7/15/05	300,000	286,524

Entertainment/Leisure - 2.3%
Mattel, Inc. 6.0% Notes 7/15/03	300,000	286,443

Financial - Insurance - 2.3%
Loews Corp. 6.75% Notes 12/15/06	300,000	288,684

Financial Services - 4.7%
Bear Stearns Cos., Inc. 6.7% Sr.
Notes 8/1/03	200,000	196,954

Corporate Bonds and Notes - continued	Par	Value
Financial Services (cont.)
Countrywide Funding Corp. 6.875%
Guaranteed Notes 9/15/05	$200,000	$195,726
Morgan Stanley Dean Witter &
Co. 6.3% Notes 1/15/06	220,000	204,334
		597,014

Food Processing - 4.8%
Nabisco, Inc. 7.05% Notes 7/15/07	150,000	145,073
Philip Morris Cos., Inc. 6.375%
Notes 2/1/06	250,000	230,600
Tyson Foods, Inc. 6.08% Bonds
2/1/00	235,000	235,075
		610,748

Healthcare - 1.9%
Cardinal Health, Inc. 6.5% Notes
2/15/04	250,000	245,335

Household Products - 2.3%
Procter & Gamble Co. 5.25%
Notes 9/15/03	300,000	287,469

Oil & Gas - 4.5%
Conoco, Inc. 5.9% Sr. Notes
4/15/04	350,000	337,771
Kinder Morgan, Inc. 6.8% Sr.
Notes 3/1/08	250,000	237,208
		574,979

Personal & Business Credit - 11.5%
Associates Corp. NA 6.375% Sr.
Notes 10/15/02	250,000	247,720
Caterpillar Financial Services Corp.
5.836% Med. Term Notes 5/1/00	200,000	199,866
Ford Motor Credit Co. 6.125%
Notes 1/9/06	50,000	47,497
General Electric Capital Corp.
6.5% Notes 11/1/06	170,000	165,464
Household Finance Corp. 6.7%
Notes 6/15/02	180,000	179,152
Sears Roebuck Acceptance Corp.
5.87% Notes 1/8/01	248,000	245,188
Sears Roebuck Acceptance Corp.
6.75% Notes 9/15/05	150,000	144,550
Sears Roebuck Acceptance Corp.
6.7% Notes 9/18/07	240,000	228,038
		1,457,475

Corporate Bonds and Notes - continued	Par	Value
Retail - 4.3%
Department Stores - 1.9%
JC Penney Co., Inc. 6.125%
Notes 11/15/03	$255,000	$244,958

Food - 2.4%
Albertson's, Inc. 6.375% Notes
6/1/00	300,000	300,702

Transportation - Railroad - 2.0%
Union Pacific Corp. 7.375% Notes
5/15/01	250,000	252,145

Utilities - 13.8%
Electric & Gas - 1.1%
Baltimore Gas & Electric Co. 6.5%
1st Ref. Mortgage Bonds 2/15/03	140,000	138,918

Natural Gas - 1.5%
Williams Holdings of Delaware
6.25% Deb. 2/1/06	200,000	187,896

Telephone - 11.2%
Airtouch Communications, Inc.
7.0% Notes 10/1/03	150,000	150,212
AT&T Corp. 5.625% Global
Notes 3/15/04	300,000	287,127
GTE Hawaiian Telephone Co., Inc.
6.75% 1st Mortgage 2/15/05	300,000	295,266
MCI Worldcom, Inc. 6.125% Sr.
Notes 8/15/01	250,000	248,295
Northern Telecom 6.875% Notes
10/1/02	300,000	300,372
Pacific Bell 5.875% Deb. 2/15/06	154,000	146,215
		1,427,487

Total Bonds and Notes
(cost - $10,359,010)	$10,043,257

Convertible Bonds (7.8%)	Par	Value
Adaptec, Inc. 4.75% Conv. Sub.
Notes 2/1/04	$250,000	$258,125
ALZA Corp. 5.0% Conv. Sub.
Deb. 5/1/06	250,000	303,125
Dura Pharmaceuticals, Inc. 3.5%
Conv. Sub. Notes 7/15/02	75,000	57,750
National Data Corp. 5.0% Conv.
Sub. Notes 11/1/03	200,000	164,250
Thermo Instrument Systems, Inc.
4.5% Conv. Deb. 10/15/03	250,000	206,875

Total Convertible Bonds
(cost - $1,034,688)		$990,125

Total Investments (98.8%)
(cost - $12,655,323)	$12,534,201

Other Assets, Less Liabilities (1.2%)		$146,304

Net Assets (100%)	$12,680,505

Net Asset Value Per Share		$9.02

Financial Statements
Statements of Assets and Liabilities
October 31, 1999

	Sheffield	Sheffield
	Total	Intermediate
	Return	Term Bond
	Fund	Fund
Assets:

Investments at value (cost of
$9,325,548 and $12,655,323
respectively)	$19,455,663	$12,534,201

Receivables:
Interest	7,972	167,044
Dividends	19,646	1,467
Portfolio securities sold	411,637	798,462
Prepaid insurance	2,957	1,794
Total assets	19,897,875	13,502,968

Liabilities:

Investment securities purchased	290,584	793,720
Redemptions	10,000	5,000
Call options written, at fair value
(premiums received - $32,345)	51,250	---
Accrued expenses	43,896	23,743
Total liabilities	395,730	822,463

Net Assets Consisting of:

Undistributed net investment
income	26,852	44,318
Accumulated net realized gain
(loss)	2,106,404	(9,419)
Unrealized appreciation
(depreciation) on investments	10,111,210	(121,122)
Paid-in capital applicable to
1,150,490 and 1,405,721 shares
outstanding, respectively, of
$.001 par value capital stock;
5,000,000 shares authorized in
each fund	7,257,679	12,766,728

Net Assets	$19,502,145	$12,680,505

Net Asset Value Per Share	$16.95	$9.02

See accompanying notes to financial statements.

Statements of Operations
For the year ended October 31, 1999

	Sheffield	Sheffield
	Total	Intermediate
	Return	Term Bond
	Fund	Fund
Investment Income

Interest	$ 78,183	$ 662,927
Dividends	324,112	35,452

Total Income	402,295	698,379

Expenses:

Investment advisory fee	224,180	122,769
Investment advisory fee waived	---	(31,153)
Administration fee	48,000	48,000
Administration fee waived	---	(25,000)
Transfer agency fee	10,000	10,000
Distribution expenses	7,246	6,878
Custodian fees	12,123	6,413
Registration and filing fees	3,765	2,757
Professional fees	32,238	16,963
Directors fees	4,800	4,800
Printing and postage	643	874
Insurance expense	8,359	3,574
Other	2,304	1,275

Total expenses	353,658	168,150

Net investment income	48,637	530,229

Realized and Unrealized Gain
(Loss) on Investments:

Net realized gain (loss) on
investments	2,186,575	(9,480)
Net gain on options	95,711	---
Net realized loss on futures	(16,926)	---
Change in unrealized
appreciation on investments	1,003,088	(594,752)

Net gain (loss) on investments	3,268,448	(604,232)

Net increase (decrease) in net
assets from operations	$3,317,085	($74,003)

Statements of Changes in Net Assets
For the years ended October 31, 1999 and 1998

	Sheffield Total
	Return Fund
	Year ended	Year ended
	10/31/99	10/31/98
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$ 48,637	$ 20,075
Net realized gain on investments	2,186,575	3,134,872
Net gain (loss) on options	95,711	(106,006)
Net realized loss on futures	(16,926)	(3,930)
Change in unrealized
appreciation on investments	1,003,088	(1,520,702)
Increase in net assets from
operations	3,317,085	1,524,309

Dividends to shareholders from:
Net investment income	(41,860)	---
Realized gains	(3,150,164)	(3,222,107)

Total distributions to shareholders	(3,192,024)	(3,222,107)

Capital transactions:
Proceeds from shares issued
through exchange	1,000	1,106,283
Proceeds from reinvestment of
dividends	2,611,177	2,748,803
Proceeds from shares sold	1,032,871	3,012,819
Cost of shares reacquired through
exchange	(3,899,334)	(1,320,702)
Cost of shares reacquired	(6,509,583)	(6,334,528)
Decrease in net assets from
capital share transactions	(6,763,869)	(787,325)

Total decrease	(6,638,808)	(2,485,123)

Net Assets:
Beginning of period	26,140,953	28,626,076
End of period	$19,502,145	$26,140,953

Capital transactions in number of shares:
Shares issued through exchange	60	65,332
Shares issued in connection with
reinvestment of dividends	170,665	167,202
Shares sold	59,137	176,521
Shares reacquired through
exchange	(234,312)	(70,956)
Shares reacquired	(387,687)	(344,960)
Net decrease in shares outstanding	(392,137)	(6,861)

See accompanying notes to financial statements.

Statements of Changes in Net Assets
For the years ended October 31, 1999 and 1998

	Sheffield Intermediate
	Term Bond Fund
	Year ended	Year ended
	10/31/99	10/31/98
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$ 530,229	$ 357,547
Net realized gain (loss) on
investments	(9,480)	149,564
Change in unrealized appreciation
(depreciation) on investments	(594,752)	(65,990)
Increase (decrease) in net assets
from operations	(74,003)	441,121

Dividends to shareholders from:
Net investment income	(524,355)	(346,210)
Realized gains	(149,512)	(171,108)

Total distributions to shareholders	(673,867)	(517,318)

Capital transactions:
Proceeds from shares issued
through exchange	3,899,334	1,320,702
Proceeds from reinvestment of
dividends	673,867	517,318
Proceeds from shares sold	3,055,570	2,186,219
Cost of shares reacquired through
exchange	(1,000)	(1,106,283)
Cost of shares reacquired	(2,016,236)	(2,801,254)
Increase in net assets from
capital share transactions	5,611,535	116,702

Total increase	4,863,665	40,505

Net Assets:
Beginning of period	7,816,840	7,776,335
End of period	$12,680,505	$7,816,840

Capital transactions in number of shares:
Shares issued through exchange	411,348	137,075
Shares issued in connection with
reinvestment of dividends	72,353	54,282
Shares sold	321,332	227,176
Shares reacquired through
exchange	(111)	(115,101)
Shares reacquired	(214,945)	(291,246)
Net decrease in shares outstanding	589,977	12,186

Financial Highlights

For a share outstanding throughout the period.

	Sheffield Total Return Fund
	Year ended October 31,

	1999	1998	1997	1996	1995
Net asset value, beginning of period	$16.95	$18.47	$15.02	$12.86	$11.53
Income from investment operations:
Net investment income	.04	.01	.03	.09	.11
Net gains on securities (both realized
and unrealized)	2.06	.57	4.38	2.67	1.68
Total from investment operations	2.10	.58	4.41	2.76	1.79

Less Distributions:
Dividends (from net investment income)	(.03)	---	(.09)	(.11)	(.12)
Distributions (from realized gains)	(2.07)	(2.10)	(.87)	(.49)	(.34)
Total distributions	(2.10)	(2.10)	(.96)	(.60)	(.46)

Net Asset Value, end of period	$16.95	$16.95	$18.47	$15.02	$12.86

Total return	13.71%	3.50%	30.79%	22.36%	16.33%
Ratios/supplemental data:
Net assets, end of period (000's)	$19,502	$26,141	$28,626	$25,257	$21,565
Ratio of expenses to average net assets	1.58%	1.45%	1.39%	1.44%	1.60%
Ratio of net investment income to average net assets	.22%	.07%	.18%	.66%	.90%
Portfolio turnover rate	36.48%	49.62%	42.09%	57.17%	55.16%

See accompanying notes to financial statements.

Financial Highlights

For a share outstanding throughout the period.

	Sheffield Intermediate Term Bond Fund
	Year ended October 31,

	1999	1998	1997	1996	1995
Net asset value, beginning of period	$9.58	$9.68	$9.70	$9.59	$9.06
Income from investment operations:
Net investment income	.41	.44	.45	.46	.53
Net gains (losses) on securities (both realized
and unrealized)	(.42)	.10	.37	.24	.60
Total from investment operations	(.01)	.54	.82	.70	1.13

Less Distributions:
Dividends (from net investment income)	(.40)	(.43)	(.47)	(.47)	(.57)
Distributions (from realized gains)	(.15)	(.21)	(.37)	(.12)	(.03)
Total distributions	(.55)	(.64)	(.84)	(.59)	(.60)

Net Asset Value, end of period	$9.02	$9.58	$9.68	$9.70	$9.59

Total return	(.22%)	5.63%	8.97%	7.64%	12.89%
Ratios/supplemental data:
Net assets, end of period (000's)	$12,681	$7,817	$7,776	$6,860	$7,734
Ratio of expenses to average net assets	1.37%+	1.59%+	1.69%+	1.86%+	1.78%+
Ratio of net investment income to average net assets	4.32%	4.59%	4.87%	4.87%	5.61%
Portfolio turnover rate	23.75%	35.31%	46.54%	33.65%	34.99%

+ Without the waiver of advisory and administration fees, the ratios of expenses to average net assets for the Intermediate Term
Bond Fund would have been 1.83%, 2.16%, 2.28%, 2.47%, and 2.03% for the years ending 1999, 1998, 1997, 1996, and 1995, respectively.

See accompanying notes to financial statements.

Notes to Financial Statements

Note 1. Organization and Significant Accounting Policies. The Sheffield Funds, Inc. (SFI) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. SFI consists of two separate funds, the Sheffield Total Return Fund (the "Total Return Fund") and the Sheffield Intermediate Term Bond Fund (the "Bond Fund"), each of which represents a separate portfolio of investments (collectively, "the Funds"). SFI commenced operations on April 2, 1990. The following is a summary of significant accounting policies followed by SFI:

A. Security Valuation - Equity securities listed or traded on a national securities exchange are valued at the last sale price on the day of valuation or, if no sale is reported, at the latest bid price. Bonds and other fixed income securities are valued on the basis of prices furnished by an independent pricing service. Convertible bonds are valued at the mean of bid and asked prices if available, or if not available, on the basis of prices furnished by an independent pricing service. Short-term obligations with maturities of sixty days or less are valued at amortized cost, which approximates market.

B. Security Transactions and Related Investment Income - Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes the amortization of discounts and premiums on the purchase of debt securities. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis.

C. Futures Contracts - The Funds may purchase financial futures contracts in order to invest excess cash or to provide liquidity for redemption requests. The Funds may sell financial futures as a means to reduce market risk. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount ("initial margin") equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Funds dependent on the daily fluctuations in the value of the unrealized gains and losses on the futures contracts. If the Funds enter into a closing transaction, the Funds will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. The Funds may be subject to risk upon entering into futures contracts resulting from the imperfect correlation of prices between the futures and securities markets. At October 31, 1999, there were no open futures contracts.

D. Options Written & Purchased - When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current market value of the option written. A covered call option entitles the holder to the right to buy the underlying security which the Funds own at any time during the option period at the stated exercise price. A put option entitles the holder to the right to sell the underlying security to the Funds at any time during the option period at the stated exercise price. Premiums received from writing options which expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds. The Funds as writer of an option bear the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may purchase put options on securities in order to protect the securities against a decline in market value. A purchased put option entitles the Funds to sell the underlying security at the option exercise price at any time during the option period. By purchasing a put option, the Funds are able to protect the unrealized gain in the appreciated underlying security without actually selling the security. Any losses realized by the Fund upon expiration of the put options are limited to the premiums paid for the purchase of such options plus any transaction costs.

The Funds may also buy call options on securities which they intend to purchase in order to limit the risk of a substantial increase in the market price of such securities. A call option entitles the Funds to the right to buy the underlying securities from the option writer at a stated exercise price. Any losses realized by the Funds upon expiration of the call options are limited to the premiums paid for the purchase of such options, plus any transaction costs.

E. Federal Income Taxes - No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and make distributions of investment income and net realized capital gain, if any, to relieve it from all federal income taxes.

At October 31, 1999, the aggregate cost of securities for federal income tax purposes for the Total Return Fund was $9,421,680 and net unrealized appreciation aggregated $10,130,115 of which $10,188,014 related to appreciated securities and $57,899 related to depreciated securities. Net depreciation on options outstanding amounted to $18,905. The aggregate tax cost of securities for the Bond Fund was $12,655,322 and net unrealized depreciation aggregated $121,122, of which $324,228 related to appreciated securities and $445,350 related to depreciated securities.

F. Dividends and Distributions to Shareholders - Dividends and distributions are recorded by the Funds on the ex-dividend date. The primary reason for the difference between net investment income and realized gains and the related distributions relates to the regulatory timing and calculation of distributions.

G. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2. Investment Advisory and Other Agreements. Sheffield Investment Management, Inc. (SIMI) serves as the investment adviser, transfer agent and administrator for SFI. Pursuant to the terms of the terms of the Investment Advisory Agreement between SIMI and SFI, SIMI receives an investment advisory fee from each fund. This fee is accrued daily and paid monthly.

The fee is based on an annual rate of 1% of the first $50 million of each fund's net assets; .75% of the next $50 million of net assets and .6% of net assets in excess of $100 million. Beginning April 1, 1993, SIMI has been waiving advisory fees for the Bond Fund to a level of .75% of net assets. Total advisory fees waived during the year ended October 31, 1999, amounted to approximately $31,200.

SFI has entered into an Administrative Agreement with SIMI pursuant to which SIMI provides various administrative services required by the Funds. For its services, SIMI receives a fee from each fund at the annual rate of the greater of .15% of each fund's average daily net assets or the actual cost to SIMI to provide such services up to $48,000 per fund. During the year ended October 31, 1999, SIMI waived administrative fees to the Bond Fund amounting to $25,000.

In accordance with a Transfer Agency Agreement with SFI and SIMI, various services are provided to the stockholders of the Funds. These services include, in part, the processing of purchase and redemption requests, transfer and exchange requests, distributions and general stockholder inquiries. For its services SIMI receives from each fund a monthly fee at an annual rate of the greater of $10,000 per fund or $15 per stockholder account.

Alpha-Line Investments, Inc. (the Underwriter), an affiliate of SIMI, is the principal and underwriter for SFI pursuant to a Distribution Agreement. Each fund has agreed to pay the Underwriter, pursuant to a Rule 12b-1 Plan of Distribution, such amounts as necessary in order to reimburse distribution, maintenance, service cost, and overhead with respect to marketing the shares of each fund. The total allowable amount of fund reimbursement to the Underwriter is limited to .0625% per quarter of each fund's net asset value.

Note 3. Securities Transactions. For the year ended October 31, 1999, purchases and sales proceeds of securities, other than short-term and U.S. Government Securities, for each of the Funds were as follows:

             Total Return                              Intermediate Term

                   Fund                                        Bond Fund

 Purchases              Sales               Purchases             Sales

$8,091,171       $15,059,606       $7,838,652       $2,761,777

For the year ended October 31, 1999, the Total Return Fund had the following transactions in written call options:

                                                 Number of         Premiums

                                                 Contracts           Received

Options outstanding at

   October 31, 1998                          0                         $0

Options written                              282                  92,105

Options closed                                   0                           0

Options expired                           (232)               (59,760)

Options exercised                             0                           0

Options outstanding at

   October 31, 1999                       50                 $32,345

Note 4. Related Party Stockholders. At October 31, 1999, the Sheffield Investment Management, Inc. Profit Sharing Plan owned 15,669 shares of the Bond Fund and 9,991 shares of the Total Return Fund. The President of SIMI and related family members owned 2,623 shares of the Total Return Fund.

Note 5. Capital Loss Carryover. At October 31, 1999, capital loss carryovers available to offset possible future gains of the Bond Fund were $9,480, expiring in 2007.

Report of Independent Accountants

To the Shareholders and Board of Directors of

The Sheffield Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of the Sheffield Total Return Fund and the Sheffield Intermediate Term Bond Fund of The Sheffield Funds, Inc. (the "Fund"), at October 31, 1999, the results of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Atlanta, Georgia

December 7, 1999

The Sheffield Funds, Inc.

900 Circle 75 Parkway

Suite 750

Atlanta, Georgia 30339-3082

(770) 953-1597

Legal Counsel

Kilpatrick Stockton

Atlanta, Georgia 30309

Custodian

UMB Bank, n.a.

Kansas City, Missouri 64141

Independent Public Accountants

PricewaterhouseCoopers LLP

Atlanta, Georgia 30309

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus of The Sheffield Funds, Inc.